Exhibit (10)(a)

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in this Post-Effective Amendment No. 3 to Registration Statement No. 333-114561 of Allstate Financial Advisors Separate Account I (the "Account") on Form N-4 of our report dated February 24, 2005 (which report expresses an unqualified opinion and includes an explanatory paragraph relating to a change in method of accounting for certain nontraditional long-duration contracts and for separate accounts in 2004 and changes in the methods of accounting for embedded derivatives in modified coinsurance agreements and variable interest entities in 2003), appearing in the Annual Report on Form 10-K of Allstate Life Insurance Company for the year ended December 31, 2004, to its use in the Statements of Additional Information (which are incorporated by reference in the Prospectuses of the Account), which are part of such Registration Statement, and to the use of our report dated March 24, 2005 on the financial statements of the sub-accounts of the Account, also appearing in such Statements of Additional Information.

We also consent to the references to us under the heading "Experts" in such Statements of Additional Information.

/s/ Deloitte & Touche LLP
Chicago, Illinois
April 25, 2005



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Exhibit (10)(b)


                                   CONSENT OF
                               FOLEY & LARDNER LLP


         We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectuses describing the Allstate Advisor, Allstate Advisor Plus and Allstate Advisor Preferred contracts included in Post-Effective Amendment 3 to the Form N-4 Registration Statement of Allstate Financial Advisors Separate Account I (File No. 333-114561).

                                            /s/  Foley & Lardner LLP
                                            FOLEY & LARDNER LLP

Washington, D.C.
April 14, 2005